Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT
TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement, dated as of November 7, 2017 (this “Amendment”), by and among each of the lenders party hereto, Greatbatch Ltd., a New York corporation (the “Borrower”), Integer Holdings Corporation (f/k/a Greatbatch, Inc.), a Delaware corporation (“Parent”), Manufacturers and Traders Trust Company, as the administrative agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”) and Credit Suisse Securities (USA) LLC (in such capacity, the “Arranger”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of October 27, 2015 (as modified pursuant to that certain Consent of Lenders, dated as of February 9, 2016 and that certain Memorandum of Correction, dated as of April 19, 2016, as amended by that certain Amendment No. 1 to Credit Agreement, dated as of November 29, 2016, as further amended by that certain Second Amendment to Credit Agreement dated as of March 17, 2017, and as further amended, restated, supplemented or otherwise modified and as in effect immediately prior to the Third Amendment Effective Date (as defined below), the “Credit Agreement”), among, inter alios, the Borrower, Parent, the Administrative Agent and each Lender from time to time party thereto (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, the Borrower and Parent have requested that certain amendments and modifications to the Credit Agreement be effected, including to permit the refinancing of all outstanding Term B Loans as contemplated by Section 2.19.1 of the Credit Agreement as described herein;

WHEREAS, subject to certain conditions, such amendments and modifications shall include the addition of a new term loan facility (the “New Term B Facility”; the loans thereunder, the “New Term B Loans”) the proceeds of which New Term B Loans shall be used to replace the outstanding Term B Loans;

WHEREAS, the New Term B Loans will have the same terms as the Term B Loans currently outstanding under the Credit Agreement except as otherwise set forth herein;

WHEREAS, each existing Term B Lender (each, an “Existing Term B Lender” and the existing Term B Loans held by it, its “Existing Term B Loans”) that executes and delivers a signature page to the ‘Lender New Commitment’ dated November 7, 2017 (the “Lender New Commitment”), and in connection therewith agrees to continue all or a portion (as determined by the Arranger and notified to such Lender) of its outstanding Existing Term B Loans as New Term B Loans (such continued Term B Loans, the “Continued Term B Loans” and such Term B Lenders, collectively, the “Continuing Term B Lenders”) will thereby (i) agree to the terms of and to become a party to this Amendment and (ii) agree to continue all or such portion (as determined by the Arranger and notified to such Lender) of its Existing Term B Loans outstanding on the Third Amendment Effective Date as New Term B Loans in a principal amount equal to the aggregate outstanding principal amount of such Existing Term B Loans so continued;

WHEREAS, each Person (other than a Continuing Term B Lender in its capacity as such and in the amount of its Continued Term B Loans) that agrees to make New Term B Loans (collectively, the “Additional Term B Lenders”) by executing and delivering a signature page to this Agreement will make New Term B Loans to the Borrower on the Third Amendment Effective Date in such amount (not in excess of its commitment) as determined by the Arranger and notified to such Additional Term B Lender;

WHEREAS, the Continuing Term B Lenders and the Additional Term B Lenders (collectively, the “New Term B Lenders”) are severally willing to continue all or a portion (as determined by the Arranger and notified to such Lender) of their Existing Term B Loans as New Term B Loans and/or to make New Term B Loans, as the case may be, subject to the terms and conditions set forth in this Amendment;

WHEREAS, notwithstanding the foregoing, any Existing Term B Lender that does not become a Continuing Term B Lender as contemplated hereby shall not otherwise be permitted to become an Additional Term B Lender or a Continuing Term B Lender, unless approved by the Administrative Agent; and

WHEREAS, the New Term B Lenders and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I.        NEW TERM LOANS

A.                 Subject to the terms and conditions set forth herein, (i) each Continuing Term B Lender agrees to continue all or a portion (as determined by the Arranger and notified to such Lender) of its Existing Term B Loans as a New Term B Loan on the date requested by the Borrower to be the Third Amendment Effective Date in a principal amount equal to such Existing Term B Loans and (ii) each Additional Term B Lender agrees to make New Term B Loans on such date to the Borrower in a principal amount equal to such Additional Term B Lender’s New Term B Loan Commitment (as defined below).  For purposes hereof, a Person may become a party to the Credit Agreement as amended hereby and become a New Term B Lender as of the Third Amendment Effective Date by executing this Amendment or the Lender New Commitment, as applicable, and delivering to the Administrative Agent, on or prior to the Third Amendment Effective Date, a counterpart signature page to this Amendment or the Lender New Commitment, as applicable, in its capacity as a New Term B Lender.  The Borrower shall give notice to the Administrative Agent of the proposed Third Amendment Effective Date not later than one Business Day prior thereto, and the Administrative Agent shall notify each New Term B Lender thereof.  For the avoidance of doubt, the Existing Term B Loans of a Continuing Term B Lender must be continued in whole and may not be continued in part unless approved or otherwise determined by the Administrative Agent.

B.                 Each Additional Term B Lender will make its New Term B Loan on the Third Amendment Effective Date by making available to the Administrative Agent, in accordance with the Credit Agreement, an amount equal to its New Term B Loan Commitment.  The “New Term B Loan Commitment” of any Additional Term B Lender will be such amount (not exceeding any commitment offered by such Additional Term B Lender) allocated to it by the Arranger and notified to it and the Administrative Agent on or prior to the Third Amendment Effective Date.  The commitments of the Additional Term B Lenders and the continuation undertakings of the Continuing Term B Lenders are several and no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its New Term B Loan.  The New Term B Loans may from time to time be Base Rate Loans or LIBOR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with the Credit Agreement. Each New Term B Lender, as to itself, hereby agrees to waive any indemnity claim for breakage costs under Section 2.8.5 of the Credit Agreement in connection with the prepayment or replacement of Existing Term B Loans contemplated hereby.

C.                 The obligation of each New Term B Lender to make or acquire by continuation New Term B Loans on the Third Amendment Effective Date is subject to the satisfaction of the conditions set forth in Section III of this Amendment.

D.                 On and after the Third Amendment Effective Date, each reference in the Loan Documents to “Term B Loans” shall be deemed a reference to the New Term B Loans contemplated hereby, except as the context may otherwise require, each reference to “Term B Lenders” shall be deemed a reference to the New Term B Lenders.  Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Existing Term B Lender in respect of such Lender’s Existing Term B Loans.

E.                 The principal of the New Term B Loans shall be due and payable in quarterly installments, each equal to (a) one-quarter of two and a half percent (0.625%) for each payment due on December 31, 2017 and (b) one-quarter of one percent (0.250%) on each Quarterly Payment Date that occurs after December 31, 2017 and continuing through (and including) the last Quarterly Payment Date prior to the Term B Loan Maturity Date, in each case, calculated as a percentage of the original principal amount subject to adjustment pursuant to the terms of the Credit Agreement as amended by this Amendment); provided that each New Term B Lender hereby acknowledges and agrees that the Borrower has prepaid, prior to the date hereof, all amounts due pursuant to this paragraph. All amounts of principal, interest and fees relating to Refinancing Loans not due and payable before the Term B Loan Maturity Date are due and payable on the Term B Loan Maturity Date.

F.                  The final maturity date of the New Term B Loans shall be the Term B Loan Maturity Date.

G.                The continuation of Continued Term B Loans may be implemented pursuant to other procedures specified by the Administrative Agent and the Arranger (in consultation with the Borrower), including by repayment of Continued Term B Loans of a Continuing Term B Lender on the Third Amendment Effective Date from the proceeds of New Term B Loans followed by a subsequent assignment to it of New Term B Loans in the same amount and each Continuing Term B Lender hereby agrees to execute such other documentation as may be required to evidence such Continuing Term B Lender’s New Term B Loan Commitment.

SECTION II.       AMENDMENTS TO CREDIT AGREEMENT

2.1	Amendments to Section 1: Definitions.

A.                 Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Additional Term B Lender” shall have the meaning set forth in the Third Amendment.

“Continuing Term B Lenders” shall have the meaning set forth in the Third Amendment.

“Third Amendment” shall mean that certain Third Amendment to Credit Agreement dated as of November 7, 2017 among the Borrower, Parent, the other Loan Parties party thereto, the Administrative Agent, and the Lenders party thereto.

“Third Amendment Effective Date” shall mean November 7, 2017, the date on which the conditions precedent set forth in Section III of the Third Amendment were satisfied or waived in accordance therewith.

B.                 The definition of “Term B Lender” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term B Lender”: each Lender that is a party to the Third Amendment in respect of a Term B Loan Commitment. Each Additional Term B Lender shall be a Term B Lender to the extent any such Person has executed the Third Amendment and to the extent such Third Amendment shall have become effective in accordance with the terms hereof and thereof, and each Continuing Term B Lender shall continue to be a Term B Lender. The Term B Lenders as of the Third Amendment Effective Date shall be as set forth in the Register at the time the Register is updated and/or modified to reflect and give effect to the Third Amendment and the transactions contemplated thereby.”

2.2	Amendments to Section 2.1.4: Commitment to make Term B Loans.

Section 2.1.4 is hereby amended and restated in its entirety as follows:

“Upon the terms and subject to the conditions of this Agreement, each Term B Lender agrees to make advances, including, as applicable, its obligation under the Second Amendment to continue its outstanding “Existing Term B Loans” as “Continued Term B Loans” as such terms are defined in the Second Amendment (such advances, together with any Incremental Term B Loans, the “Term B Loans”) to the Borrower on the Third Amendment Effective Date in an aggregate outstanding principal amount not to exceed Eight Hundred Seventy Three Million, Two Hundred Eighty Five Thousand, Nine Hundred Thirty Seven Dollars and Fifty cents ($873,285,937.50) (as the same may be increased or reduced, pursuant to the terms of this Agreement, the “Term B Loan Commitment”); provided, however, that the amount and percentage of the Term B Loan Commitment that any Lender is obligated to lend shall not exceed the amount or percentage set forth on Schedule 2.1.4 for such Term B Lender (as supplemented and amended by giving effect to the assignments contemplated by this Agreement and any other adjustments contemplated by this Agreement). The Term B Loan Commitment of any Term B Lender is sometimes referred to herein as such Term B Lender’s Term B Loan Commitment. The Borrower shall not be permitted to reborrow any amount of the Term B Loans once repaid”.

2.3	Amendments to Section 2.1.7: Scheduled Repayment of Term B Loans.

Section 2.1.7 is hereby amended and restated in its entirety as follows”

“The principal of the Term B Loans shall be due and payable in quarterly installments, each equal to (a) one-quarter of two and a half percent (0.625%) for each payment due on December 31, 2017 and (b) one-quarter of one percent (0.250%) on each Quarterly Payment Date that occurs after December 31, 2017 and continuing through (and including) the last Quarterly Payment Date prior to the Term B Loan Maturity Date thereafter, in each case, calculated as a percentage of the original principal amount subject to adjustment pursuant to the terms of this Agreement); provided that each Term B Lender hereby acknowledges and agrees that the Borrower has prepaid, prior to the Third Amendment Effective Date, all amounts due pursuant to this paragraph. All amounts of principal, interest and fees relating to Refinancing Loans not due and payable before the Term B Loan Maturity Date are due and payable on the Term B Loan Maturity Date.”

2.4	Amendments to Section 2.7.3: Repricing Event

Section 2.7.3 is hereby amended and restated in its entirety as follows:

“If any Repricing Event occurs on or prior to the date that is six months after the Third Amendment Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Term B Lender holding Term B Loans that are subject to such Repricing Event (including any Term B Lender that is replaced pursuant to Section 2.14.2 (Replacement of Lenders) as a result of its refusal to consent to an amendment giving rise to such Repricing Event), a fee in an amount equal to one percent (1.00%) of the aggregate principal amount of the Term B Loans subject to such Repricing Event. Such fees shall be earned, due and payable upon the date of occurrence of the respective Repricing Event.”

2.5	Amendments to Section 2.8.2: Applicable Margin.

A.                 Section 2.8.2(a)(i) is hereby amended and restated in its entirety as follows:

(i)                 For Term B Loans prior to the Third Amendment Effective Date, two and one-half percent (2.50%) and on and after the Third Amendment Effective Date, two and one-quarter percent (2.25%); provided, that on and after the Third Amendment Effective Date, such Applicable Margin will step down by one-quarter percent (0.25%) to two percent (2.00%) if the Borrower receives (i) a public corporate family credit rating by Moody’s of “B2” (stable outlook) or higher (such rating the “Moody’s Threshold Debt Rating”) and (ii) a public corporate credit rating by S&P of “B” (stable outlook) or higher (such rating the “S&P Threshold Debt Rating” and together with the Moody’s Threshold Debt Rating, the “Debt Ratings” and upon the occurrence of both the Moody’s Threshold Debt Rating and the S&P Threshold Debt Rating, such event a “Debt Ratings Event”); provided further, that, any change in the Applicable Margin pursuant to a change resulting from a Debt Ratings Event shall become effective as of the first Business Day immediately following the later to occur of (a) the public announcement by Moody’s or S&P, as the case may be, of a change in the Moody’s Threshold Debt Rating or the S&P Threshold Debt Rating, as applicable, which triggers such Debt Ratings Event and (b) the delivery of notice by the Borrower to the Administrative Agent that a Debt Ratings Event has occurred. A Debt Ratings Event shall cease to be continuing immediately following the first public announcement by Moody’s or S&P, as the case may be, that either the Moody’s Threshold Debt Rating or the S&P Threshold Debt Rating cease to apply. For clarification purposes, to determine whether a Debt Ratings Event is effective, a change in outlook by either Moody’s or S&P to “developing” will be interpreted to be a continuation of the immediately previous reported outlook.

B.                 Section 2.8.2(b)(i) is hereby amended and restated in its entirety as follows:

(i)                 For Term B Loans prior to the Third Amendment Effective Date, three and one-half percent (3.50%) and on and after the Third Amendment Effective Date, three and one-quarter percent (3.25%); provided, that on and after the Third Amendment Effective Date, such Applicable Margin will step down by one-quarter percent (0.25%) to three percent (3.00%) if a Debt Ratings Event occurs; provided further, that, any change in the Applicable Margin pursuant to a change resulting from a Debt Ratings Event shall become effective as of the first Business Day immediately following the later to occur of (a) the public announcement by Moody’s or S&P, as the case may be, of a change in the Moody’s Threshold Debt Rating or the S&P Threshold Debt Rating, as applicable, which triggers such Debt Ratings Event and (b) the delivery of notice by the Borrower to the Administrative Agent that a Debt Ratings Event has occurred. A Debt Ratings Event shall cease to be continuing immediately following the first public announcement by Moody’s or S&P, as the case may be, that either the Moody’s Threshold Debt Rating or the S&P Threshold Debt Rating cease to apply. For clarification purposes, to determine whether a Debt Ratings Event is effective, a change in outlook by either Moody’s or S&P to “developing” will be interpreted to be a continuation of the immediately previous reported outlook.

2.6       Amendments to Schedule 2.1.4.

Schedule 2.1.4 is hereby amended and restated in its entirety as set forth in Schedule 2.6 to this Amendment.

SECTION III.        CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective only upon, and the obligation of the New Term B Lenders shall be subject to, the satisfaction or waiver of all of the following conditions precedent (the date of satisfaction or waiver of such conditions being referred to herein as the “Third Amendment Effective Date”):

A.                 Borrowing Notice. The Administrative Agent shall have received a duly completed borrowing notice for the New Term B Loans.

B.                 Execution. The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each Loan Party and a counterpart signature page of this Amendment and the Lender New Commitment, as applicable, duly executed by each New Term B Lender.

C.                 Opinion. The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders and dated the Third Amendment Effective Date) of Hodgson Russ LLP, counsel to the Borrower and the other Loan Parties in form and substance reasonably satisfactory to the Administrative Agent. Each Loan Party hereby requests Hodgson Russ LLP to deliver such opinion.

D.                 Fees. (i) Each of the Administrative Agent and Arranger shall have received all fees, premium (if any) and other amounts accrued (whether or not otherwise due and payable on or prior to the Third Amendment Effective Date) including, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under any Loan Document, and including, without limitation, any amounts previously agreed in writing by the Arranger (or any of its affiliates) and the Borrower and (ii) the entire aggregate principal amount of the Term B Loans outstanding immediately prior to the Third Amendment Effective Date and all accrued interest, fees, premiums and other amounts (including any amounts pursuant to Section 11.14) in connection therewith shall have been (or shall be deemed to have been) repaid in full in a manner reasonably satisfactory to the Administrative Agent and all Interest Periods in respect of thereof shall have been terminated.

E.                 Refinancing Term Notice. The Administrative Agent shall have received a Refinancing Term Notice in accordance with Section 2.19.1 of the Credit Agreement.

F.                  Secretary’s Certificate. The Administrative Agent shall have received such resolutions, certificates of good standing, other certificates of Responsible Officers of the Borrower and Parent and such other documentation as the Administrative Agent shall reasonably request.

G.                Officer’s Certificate. The Administrative Agent shall have received a certificate of a financial officer of the Borrower dated the Third Amendment Effective Date certifying that (A) the representations and warranties set forth in Section IV of this Amendment shall be true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) as of the Third Amendment Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) as of such earlier date and (B) no Default or Event of Default shall have occurred and be continuing.

Notwithstanding any other provisions of this Amendment to the contrary, the Administrative Agent may appoint a fronting lender to act as the sole Additional Term B Lender for purposes of facilitating funding on the Third Amendment Effective Date. Accordingly, any signature page hereto submitted by or on behalf of an Additional Term B Lender other than such fronting lender will be deemed ineffective unless accepted by the Administrative Agent in its sole discretion.

SECTION IV.         REPRESENTATIONS AND WARRANTIES

In order to induce the Term B Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each of Parent and the Borrower hereby represents and warrants to the Administrative Agent and each Term B Lender, as of the Third Amendment Effective Date that, before and after giving effect to this Amendment, the following statements are true and correct in all material respects:

A.                 Power; Authorization.

(i)                 Each Loan Party has the power and authority to execute, deliver and perform this Amendment and the Credit Agreement, as amended by this Amendment (the “Amended Agreement”) and the other Loan Documents to which it is a party. Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, the Amended Agreement and the other Loan Documents to which it is a party.

(ii)               No consent or authorization of, or filing with, any Person (including, without limitation, any Governmental Authority) is required in connection with the execution, delivery and performance by any Loan Party, or the validity or enforceability in accordance with its terms against any Loan Party, of this Amendment, the Amended Agreement and the other Loan Documents to which it is a party except for (i) such consents, authorizations and filings which have been obtained and are in full force and effect, (ii) such consents, authorizations and filings which the failure to obtain or perform, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change, (iii) authorizations and filings required by applicable securities laws in connection with the exercise of remedies with respect to pledged investment property and (iv) such filings as are necessary to perfect the Liens of the Lenders created pursuant to the Loan Documents.

B.                 Enforceability. This Amendment has been duly executed and delivered by each of the Loan Parties and constitutes the legal, valid and binding obligation of each Loan Party, and is enforceable against each Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

C.                 Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 5 of the Amended Agreement are and will be true and correct in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

D.                 Absence of Default. No Default or Event of Default has occurred and is continuing or will result from this Amendment.

SECTION V.       REAFFIRMATION OF GUARANTEES AND SECURITY INTERESTS

Each Loan Party hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and hereby confirms and consents to the terms and conditions of this Amendment and the transactions contemplated thereby, including the extension of New Term B Loans. In addition, for the benefit of the Administrative Agent on behalf of the Secured Parties (including, without limitation, the New Term B Lenders), each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party, (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, including the New Term B Lenders, and (c) acknowledges that from and after the date hereof, all New Term B Loans shall be deemed to be Obligations. Nothing herein can or may be construed as a novation of the Credit Agreement or any other Loan Document.

SECTION VI.       Ratification

This Amendment and the Credit Agreement and each amendment, waiver or other modification to the Loan Documents set forth or contemplated herein and therein shall be deemed to be effective pursuant to 2.19.1 of the Credit Agreement.

SECTION VII.        MISCELLANEOUS

A.                 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)                 On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii)               Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)             This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and shall be administered and construed pursuant to the terms of the Credit Agreement.

(iv)             The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under any Loan Document.

B.                 Limitation of Amendment and Waiver. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed. Nothing herein shall be deemed to entitle the Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

C.                 Headings. The descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not affect the meaning or construction of any of the provisions of this Amendment.

D.                 Applicable Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

E.                 Severability. Every provision of this Amendment is intended to be severable. If any term or provision of this Amendment shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby. Any invalidity, illegality or unenforceability of any term or provision of this Amendment in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

F.                  Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

G.                Status. Each party hereto acknowledges and agrees that the New Term B Loans constitute “Refinancing Term B Indebtedness” under the Credit Agreement and the refinancing of the Term B Loans as contemplated hereby is permitted under Section 2.19.1 of the Credit Agreement.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

ADDITIONAL TERM B LENDER:

Credit Suisse AG, Cayman Islands
Branch,
as a New Term B Lender

By:	/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By:	/s/ Joan Park
Name: Joan Park
Title: Authorized Signatory

[Third Amendment – Integer]

INTEGER HOLDINGS CORPORATION,
as Parent

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

GREATBATCH LTD.,
as the Borrower

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

[Third Amendment – Integer]

Credit Suisse SECURITIES (usa) llc,
as Arranger

By:	/s/ Colin Bathgate
Name: Colin Bathgate
Title: Managing Director

[Third Amendment – Integer]

Consented to by:

MANUFACTURERS AND TRADERS TRUST COMPANY,
as Administrative Agent

By:	/s/ Michael J. Prendergast
Name: Michael J. Prendergast
Title: Vice President

[Third Amendment – Integer]

gbv, llc,
as a Loan Party

By:	/s/ Timothy G. McEvoy
Name: Timothy G. McEvoy
Title: Senior Vice President

Electrochem solutions, inc,
as a Loan Party

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

greatbatch-globe tool, inc.,
as a Loan Party

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

lake region medical holdings, inc.,
as a Loan Party

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

LAKE REGION MEDICAL, INC.,
as a Loan Party

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

[Third Amendment Acknowledgement – Integer]

LAKE REGION MANUFACTURING, INC.,
as a Loan Party

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

ACCELLENT LLC,
as a Loan Party

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

AMERICAN TECHNICAL MOLDING, INC.,
as a Loan Party

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

G&D, LLC,
as a Loan Party

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

UTI HOLDINGS, LLC,
as a Loan Party

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

[Third Amendment – Integer]

UTI HOLDING COMPANY,
as a Loan Party

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

MEDSOURCE TECHNOLOGIES HOLDINGS, LLC
as a Loan Party

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

NOBLE-MET LLC,
as a Loan Party

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

VENUSA, LTD.,
as a Loan Party

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

SPECTRUM MANUFACTURING, INC.,
as a Loan Party

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

[Third Amendment – Integer]

MEDSOURCE TECHNOLOGIES, LLC,
as a Loan Party

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

BRIMFIELD PRECISION, LLC,
as a Loan Party

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

KELCO ACQUISITION LLC,
as a Loan Party

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

MEDSOURCE TECHNOLOGIES, NEWTON INC.,
as a Loan Party

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

MEDSOURCE TRENTON LLC,
as a Loan Party

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

[Third Amendment – Integer]

PORTLYN, LLC,
as a Loan Party

By:	/s/ Thomas J. Mazza
Name: Thomas J. Mazza
Title: Vice President

[Third Amendment – Integer]

[SCHEDULE 2.6 – TERM B LOAN COMMITMENTS]

Schedule 2.6 to Third Amendment to Credit Agreement

Lender	Term B Loan Commitment
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$873,285,937.50
TOTAL	$873,285,937.50

Schedule 2.6 to Third Amendment

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